Exhibit 4.30

FEDERAL SERVICE FOR SUPERVISION IN THE SPHERE OF COMMUNICATIONS, INFORMATION TECHNOLOGIES AND MASS COMMUNICATIONS

LICENCE

No. 86435

Licensee’ details:

Mobile TeleSystems

Open Joint Stock Company

Place of business (residence):

109147 Moscow, Marksistskaya St., 4

Service description:

Mobile Radiophone Communication Services

This Licence includes licence provisions on 15 pages

Effective period of Licence :	from May 06, 2011 to May 06, 2021

Date of beginning of services provision:	May 06, 2013
(on or prior to)

Head	Stamp here
of Department of Permitting Activities
in the Sphere of Communications		V.N. Ugryumova

(round seal of the Federal Service for Supervision in the Sphere of Communications, Information Technologies and Mass Communications)

Federal Service for the Supervision in the Sphere of Communications, Information Technologies and Mass Communications

Conditions for Performance of Activities

under Licence No. 86435

1.                          Mobile TeleSystems OJSC (“the Licensee”) shall be obliged to keep the term of this Licence.

2.                          The Licensee shall be obliged to commence the provision of communication services under this Licence on or prior to May 06, 2013.

3.                          The Licensee shall be obliged to provide mobile radiophone communication services (GSM 900 networks) under this Licence only in the territory of the Ulyanovsk Region.

4.                          In accordance with this Licence, the Licensee shall be obliged to ensure that a subscriber is provided with:-

a)              an access to the Licensee’s network;

b)             connections in the Licensee’s mobile radiophone communication network for receiving (transferring) voice and non-voice information ensuring the communication continuity while providing services, irrespective of location of the subscriber, including while his/her moving;

c)              connections with subscribers and/or users of fixed public-switched telephone networks;

d)             possibility of using GSM 900 mobile radiophone communication network while being outside the territory specified in the Licence;

e)              an access to telematic communication services and data services, except for data communication services for the purpose of transmission of voice information;

f)                an access to call centre system;

g)             possibility of making free twenty-four-hour calls to emergency services.

5.                          The Licensee shall be obliged to provide communication services in accordance with the Rules of Provision of Communication Services approved by the Government of the Russian Federation.

6.                          While provisioning communication services, the Licensee shall be obliged to observe the Rules of Connection and Interaction of Electrical Communication Networks, approved by the Government of the Russian Federation, when connecting the Licensee’s mobile radiophone communication network to the public-switched network, connecting the Licensee’s mobile radiophone communication network to other communication networks, accounting and transferring the traffic in the Licensee’s mobile radiophone communication network, accounting and transferring the traffic from/to the communication networks of other operators.

7.                          This Licence was issued based on results of open tender No. 3/2011 for the right to obtain a licence for activities in the sphere of provision of communication services.

7.1.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Ulyanovsk Region’s settlements on or prior to May 06, 2018.

No.	Settlement	Municipal Entity
Bazarnosyzgansky District
1.	The Village of Krasnaya Sosna	Bazarnosyzgansky Urban Settlement
2.	The Village of Dolzhnikovo	Dolzhnikovsky Rural Settlement
3.	The Settlement of Razdolye	Dolzhnikovsky Rural Settlement
4.	The Village of Lapshaur	Lapshaursky Rural Settlement
5.	The Village of Russkaya Khomuter’	Lapshaursky Rural Settlement
6.	The Village of Yurlovka	Papuzinsky Rural Settlement
7.	The Village of Godyaikino	Sosnovoborsky Rural Settlement
Baryshsky District
8.	The Village of Pavlovka	Zhadovsky Urban Settlement
9.	The Settlement of Samorodki	Zhadovsky Urban Settlement
10.	The Village of Khanineyevka	Izmailovsky Urban Settlement
11.	The Village of Voyetskoye	Leninsky Urban Settlement
12.	The Village of Golovtsevo	Leninsky Urban Settlement
13.	The Village of Krasnaya Polyana	Leninsky Urban Settlement
14.	The Village of Novaya Bekshanka	Leninsky Urban Settlement
15.	The Village of Russkaya Bekshanka	Leninsky Urban Settlement
16.	The Village of Karmaleika	Zhivaikinsky Rural Settlement
17.	The Village of Kiselevka	Zhivaikinsky Rural Settlement
18.	The Village of Kudajleika	Zhivaikinsky Rural Settlement
19.	The Village of Osoka	Zhivaikinsky Rural Settlement
20.	The Village of Krasnaya Zorka	Zemlyanichnensky Rural Settlement
21.	The Settlement of Lesnaya Dacha	Zemlyanichnensky Rural Settlement
22.	The Village of Alinkino	Malokhomutersky Rural Settlement
23.	The Village of Baryshskaya Durasovka	Malokhomutersky Rural Settlement
24.	The Village of Novy Dol	Malokhomutersky Rural Settlement
25.	The Village of Vodoratsk	Polivanovsky Rural Settlement
VeshkaimskyDistrict
26.	The Village of Ozerki	Veshkaimsky Urban Settlement
27.	The Village of Khovrino	Veshkaimsky Urban Settlement
28.	The Village of Bely Kluch	Veshkaimsky Urban Settlement
29.	The Village of Berezovka	Chyfarovsky Urban Settlement
30.	The Village of Zimnenki	Ermolovsky Rural Settlement
31.	The Village of Kochenyaevka	Karginsky Rural Settlement
32.	The Village of Nizhnyaya Tuarma	Karginsky Rural Settlement
33.	The Vilage of Stemass	Stemassky Rural Settlement

Inza District
34.	The Settlement of Nekhludovsky	Glotovsky Urban Settlement
35.	The Village of Troitskoye	Inzensky Urban Settlement
36.	The Village of Aksaur	Valgussky Rural Settlement
37.	The Village of Bolshoye Shuvatovo	Valgussky Rural Settlement
38.	The Village of Nalatovo	Valgussky Rural Settlement
39.	The Village of Pervomaiskoye	Valgussky Rural Settlement
40.	The Village of Pyatino	Valgussky Rural Settlement
41.	The Village of Tiyapino	Valgussky Rural Settlement
42.	The Village of Drakino	Korzhevsky Rural Settlement
43.	The Village of Prolomikha	Korzhevsky Rural Settlement
44.	The Village of Chamzinka	Korzhevsky Rural Settlement
45.	The Village of Chumakino	Korzhevsky Rural Settlement
46.	The Settlement of Svet	Oskinsky Rural Settlement
47.	The Village of Syuksyum	Syuksyumsky Rural Settlement
48.	The Village of Yulovo	Trusleisky Rural Settlement
49.	The Village of Cheremushki	Cheremushkinsky Rural Settlement
50.	The Village of Aristovka	Cheremushkinsky Rural Settlement
51.	The Village of B. Borisovka	Cheremushkinsky Rural Settlement
52.	The Village of Boyarkino	Cheremushkinsky Rural Settlement
53.	The Village of Repyevka	Cheremushkinsky Rural Settlement
Karsunsky District
54.	The Settlement of ChFN	Karsunsky Urban Settlement
55.	The Village of Peski	Karsunsky Urban Settlement
56.	The Settlement of Maloye Stanichnoye (total according to s/a)	Karsunsky Urban Settlement
57.	The Village of Prislonikha	Yasykovsky Urban Settlement
58.	The Village of Malaya Kandarat’	Valdivatsky Rural Settlement
59.	The Village of Potma	Valdivatsky Rural Settlement
60.	The Village of Tatarskiye Gorenki	Gorensky Rural Settlement
61.	The Village of Belovodye	Gorensky Rural Settlement
62.	The Village of Tatarskaya Golyshevka	Gorensky Rural Settlement
63.	The Village of Kadyshevo	Gorensky Rural Settlement
64.	The Village of Urazovka	Sosnovsky Rural Settlement
65.	The Village of Bazarnyi Uren’	Ureno-and Karlinsky Rural Settlement
Kuzovatovsky District
66.	The Village of St. Bezvodovka	Bezvodovsky Rural Settlement
67.	The Village of M-Borla	Bezvodovsky Rural Settlement
68.	The Settlement of Privolye	Bezvodovsky Rural Settlement
69.	The Village of Krasnaya Baltiya	Edelevsky Rural Settlement
70.	The Village of Nikolskoye	Edelevsky Rural Settlement
71.	The Village of Uvarovka	Koromyslovsky Rural Settlement
72.	The Village of Khvostikha	Speshnevsky Rural Settlement
Mainsky District
73.	The Village of Sosnovka	Ignatovsky Urban Settlement
74.	The Village of B. Zherebyatnikovo	Mainsky Urban Settlement
75.	The Village of Vyazovka	Mainsky Urban Settlement
76.	The Settlement of Novochufarosky	Annenkovsky Rural Settlement
77.	The Village of Sushchevka	Annenkovsky Rural Settlement
78.	The Settlement of Bezlesny	Vyrovsky Rural Settlement

79.	The Settlement of Bezrechny	Vyrovsky Rural Settlement
80.	The Village of Polbino	Vyrovsky Rural Settlement
81.	The Village of Repyevka-Kosmyshka	Ghymovsky Rural Settlement
82.	The Village of Stepnoye Matyunino	Ghymovsky Rural Settlement
83.	The Village of Karlinskoye	Ghymovsky Rural Settlement
84.	The Village of Chufarovo	Staromaklaushinsky Rural Settlement
85.	The Village of Chirikeyevo	Staromaklaushinsky Rural Settlement
86.	The Village of Siyuch	Tagaisky Rural Settlement
Melekessky District
87	The Settlement of Lesnoy	Mullovsky Urban Settlement
88	The Village of Ch. Rechka	Novomainsky Urban Settlement
89	The Village of Avrali	Lebyazhinsky Rural Settlement
90	The Village of Primorskpoe	Lebyazhinsky Rural Settlement
91	The Village of Stepnaya Vasilievka	Lebyazhinsky Rural Settlement
92	The Settlement of Utkin	Novoselkinsky Rural Settlement
93	The Settlement of Kovylny	Novoselkinsky Rural Settlement
94	The Settlement of Vidny	Novoselkinsky Rural Settlement
95	The Settlement of Prostory	Novoselkinsky Rural Settlement
96	The Village of Moiseevka	Novoselkinsky Rural Settlement
97	The Village of Mordovo-Ozero	Novoselkinsky Rural Settlement
98	The Village of Birlya	Ryazanovsky Rural Settlement
99	The Village of Ch. Suskan	Ryazanovsky Rural Settlement
100	The Village of Vishenka	Ryazanovsky Rural Settlement
101	The Village of Brigadirovka	Starosakhchinsky Rural Settlement
102	The Village of Borovka	Starosakhchinsky Rural Settlement
103	The Village of Appakovo	Starosakhchinsky Rural Settlement
104	The Village of Terentievka	Tiinsky Rural Settlement
105	The Village of Tinarka	Tiinsky Rural Settlement
Nikolayevsky District
106	The Village of Ponika	Nikolayevsky Urban Settlement
107	The Village of Kanasayevo	Golovinsky Rural Settlement
108	The Village of Topornono	Golovinsky Rural Settlement
109	The Settlement of Beloye Ozero	Dubrovsky Rural Settlement
110	The Village of Mordovsky Kanadey	Dubrovsky Rural Settlement
111	The Settlement of Klin	Kanadeysky Rural Settlement
112	The Village of Praskovjino	Kanadeysky Rural Settlement
113	The Village of Nikulino	Nikulinsky Rural Settlement
114	The Village of Kurmaevka	Nikulinsky Rural Settlement
115	The Settlement of Nagorny	Nikulinsky Rural Settlement
116	The Village of Ryzley	Nikulinsky Rural Settlement
117	The Settlement of Nikulino	Nikulinsky Rural Settlement
118	The Village of Pospelovka	Pospelovsky Rural Settlement
119	The Village of Chuvashsky Saiman	Pospelovsky Rural Settlement
120	The Village of Ezekeevo	Pospelovsky Rural Settlement
121	The Village of Kuroedovo	Sukhotereshansky Rural Settlement
Novomalykinsky District
122	The Village of Abdreevo	Vysokokolkovsky Rural Settlement
123	The Village of Novaya Besovka	Vysokokolkovsky Rural Settlement

124	The Village of Ctaraya Kulikovka	Novomalyklinsky Rural Settlement
125	The Village of Echkayun	Novomalykinsky Rural Settlement
126	The Village of Vorony Kust	Novocheremshansky Rural Settlement
127	The Village of Stary Santimir	Srednesantimirsky Rural Settlement
128	The Village of Staraya Malykla	Sredneyakushinsky Rural Settlement
Novospassky District
129	The Village of Rokotushka	Novospassky Urban Settlement
130	The Village of Staroye Tomyshevo	Koptevsky Rural Settlement
131	The Village of Alakaevka	Koptevsky Rural Settlement
132	Repjevka Station	Krasnoselsky Rural Settlement
133	The Village of Novaya Lava	Sadovsky Rural Settlement
134	Komarovka	Troitskosungursky Rural Settlement
135	The Village of Samaykino	Fabrichnovyselkovsky Rural Settlement
Pavlovsky District
136	Kadyshevka	Pavlovsky Urban Settlement
137	Ilyushkino	Pavlovsky Urban Settlement
138	The Settlement of Alekseevka	Picheursky Rural Settlement
139	Staroye Chirkovo	Picheursky Rural Settlement
140	Naiman	Kholstovsky Rural Settlement
141	Rashtanovka	Kholstovsky Rural Settlement
142	The Settlement of Gremuchy	Shakhovsky Rural Settlement
143	The Village of Mordovsky Shmalak	Shmalaksky Rural Settlement
Radishchevsky District
144	The Village of Solovchikha	Dmitrievsky Rural Settlement
145	The Settlement of Gremyachy	Dmitrievsky Rural Settlement
146	The Settlement of Kubra	Kalinovsky Rural Settlement
147	The Village of Vyazovka	Kalinovsky Rural Settlement
148	The Village of Nizhnyaya Maza	Oktyabrsky Rural Settlement
149	The Settlement of Shevchenko	Orekhovsky Rural Settlement
150	The Village of Mordovskaya Karaguzha	Orekhovsky Rural Settlement
151	The Village of Sofjino	Orekhovsky Rural Settlement
152	The Village of Volchanka	Orekhovsky Rural Settlement
Sengileevsky District
153	Kychyry Station	Silikatnensky Urban Settlement
154	The Village of Mordovo	Elaursky Rural Settlement
155	The Village of Karanino	Novoslobodsky Rural Settlement
156	The Village of Vyrystaikino	Novoslobodsky Rural Settlement
Starokulatkinsky District
157	The Village of Bakhteevka	Starokulatkinsky Urban Settlement
158	The Village of N. Kulatka	Starokulatkinsky Urban Settlement
159	The Village of Ust Kulatka	Starokulatkinsky Urban Settlement
160	The Village of Vyazovy Gai	Zelenovsky Rural Settlement
161	The Village of N. Mostyak	Mostyaksky Rural Settlement
162	The Village of Karmaley	Staroatlashsky Rural Settlement
163	The Village of Verkhvyaya Tereshka	Tereshansky Rural Settlement
164	The Village of Kiryushkino	Tereshansky Rural Settlement
Staromainsky District
165	The Settlement of Lesnaya Polyana	Kandalinsky Rural Settlement

166	The Village of Ertuganovo	Kandalinsky Rural Settlement
167	The Village of Staroye Rozhdestvenno	Kandalinsky Rural Settlement
168	The Village of Matveevka	Matveevsky Rural Settlement
169	The Village of B.M. Yurtkul	Matveevsky Rural Settlement
170	The Village of Gribovka	Matveevsky Rural Settlement
171	The Settlement of Voskhod	Pribrezhnensky Rural Settlement
172	The Village of Kremenki	Pribrezhnensky Rural Settlement
173	The Village of Yasashnoye Pomryaskino	Uraikinsky Rural Settlement
Sursky District
174	The Village of Studenets	Sursky Urban Settlement
175	The Village of Polyanki	Sursky Urban Settlement
176	The Village of Chernenovo	Sursky Urban Settlement
177	The Village of Kirzyat’	Sursky Urban Settlement
178	The Village of Gulyushevo	Sursky Urban Settlement
179	The Village of Lebedevka	Astradamovsky Rural Settlement
180	The Village of Arakaevo	Astradamovsky Rural Settlement
181	The Village of B. Klyuch	Lavinsky Rural Settlement
182	The Village of Nikitino	Nikitinsky Rural Settlement
183	The Village of Vypolzovo	Nikitinsky Rural Settlement
184	The Village of Kez’mino	Nikitinsky Rural Settlement
185	The Village of Ruzheevshchino	Nikitinsky Rural Settlement
186	The Village of Khmelevka	Khmelevsky Rural Settlement
187	The Village of Shcheevshchino	Khmelevsky Rural Settlement
188	The Village of Arapovka	Khmelevsky Rural Settlement
189	The Village of Knyazhukha	Khmelevsky Rural Settlement
190	The Village of Shatrashany	Chebotayevsky Rural Settlement
191	The Village of Arkhangelskoye	Chebotayevsky Rural Settlement
Teren’gulsky District
192	The Village of Molvino	Teren’gulsky Urban Settlement
193	Molvino Station	Teren’gulsky Urban Settlement
194	The Village of Nazaikino	Teren’gulsky Urban Settlement
195	The Village of Gladchikha	Teren’gulsky Urban Settlement
196	The Village of Belogorskoye	Belogorsky Rural Settlement
197	The Village of Mikhailovka	Mikhailovsky Rural Settlement
198	The Village of Kalinovka	Mikhailovsky Rural Settlement
199	The Settlement of Mochilki	Yasashnotashlinsky Rural Settlement
Ulyanovsky District
200	The Village of Poldomasovo	Isheevsky Urban Settlement
201	The Village of Maksimovka	Isheevsky Urban Settlement
202	The Village of Paniky Klyuch	Bolsheklyuchishchensky Rural Settlement
203	The Settlement of Lomy	Bolsheklyuchishchensky Rural Settlement
204	The Village of Ivanovka	Zelenoroshchinsky Rural Settlement
205	The Village of Zagudaevka	Tetyushsky Rural Settlement
206	The Village of Laishevka	Timiryazevsky Rural Settlement
207	The Village of Mikhailovka	Timiryazevsky Rural Settlement
208	The Settlement of Krutoyar	Undorovsky Rural Settlement
209	The Village of Russkaya Beden’ga	Undorovsky Rural Settlement

Tsil’ninsky District
210	The Village of Teleshovka	Tsilninsky Urban Settlement
211	The Village of Srednie Algashi	Algashinsky Rural Settlement
212	The Village of Pilyugino	Annenkovsky Rural Settlement
213	The Village of Maloye Nagatkino	Bolshenagatkinskoye Rural Settlement
214	The Settlement of Orlovka	Bolshenagatkinskoye Rural Settlement
215	The Village of Sadki	Bolshenagatkinskoye Rural Settlement
216	The Village of Kaisarovo	Elkhovoozerskoye Rural Settlement
217	The Village of Bogorodskaya Repievka	Mokrobugurninsky Rural Settlement
218	The Village of Russkaya Tsilna	Mokrobugurninsky Rural Settlement
219	The Village of Usterenka	Novonikulinsky Rural Settlement
Chardaklinsky District
220	The Village of Bogdashkino	Bogdashkinsky Rural Settlement
221	The Village of Petrovskoye	Bogdashkinsky Rural Settlement
222	The Village of St. Matyushkino	Bogdashkinsky Rural Settlement
223	The Village of Bryandino	Bryandinsky Rural Settlement
224	Bryandino Station	Bryandinsky Rural Settlement
225	The Village of Abdullovov	Bryandinsky Rural Settlement
226	The Village of Korovino	Kalmayursky Rural Settlement
227	The Village of Chuv. Kalmayur	Kalmayursky Rural Settlement
228	The Village of St. Urenbash	Ozersky Rural Settlement

7.2.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Ulyanovsk Region’s settlements on or prior to May 06, 2014.

No.	Settlement	Municipal Entity
1	The Settlement of Lipki	Urban District The Town of Novoulyanovsk
2	The Settlement of Melovoy	Urban District The Town of Novoulyanovsk
Bazarnosyzgansky District
3	The Village of Papuzy	Papuzinsky Rural Settlement
4	The Settlement of Sosnovy Bor	Sosnovoborsky Rural Settlement
Baryshsky District
5	The Village of Rumyantsevo	Leninsky Urban Settlement
6	The Village of Kalda	Starotimoshkinsky Urban Settlement
7	The Village of Zarechnoye	Starotimoshkinsky Urban Settlement
8	The Village of Zhivaikino	Zhivaikinsky Rural Settlement
9	The Village of Zagarino	Zhivaikinsky Rural Settlement
10	The Settlement of Priozerny	Zhivaikinsky Rural Settlement
11	The Settlement of Zemlyanichny	Zemlyanichnensky Rural Settlement
12	The Village of Malaya Khomuter’	Malokhomutersky Rural Settlement
13	The Village of Chuvashskaya Reshetka	Malokhomutersky Rural Settlement
14	The Settlement of Polivanovo	Polivanovsky Rural Settlement
15	The Village of Akshuat	Polivanovsky Rural Settlement

Veshkaimsky District
16	The Village of Zalesny	Veshkaimsky Urban Settlement
17	The Village of Veshkaima	Veshkaimsky Urban Settlement
18	The Village of Krasny Bor	Veshkaimsky Urban Settlement
19	The Village of Beketovka	Beketovsky Rural Settlement
20	The Village of Staroye Pogorelovo	Beketovsky Rural Settlement
21	The Village of Ermolovka	Ermolovsky Rural Settlement
22	The Settlement of Sharlovo	Ermolovsky Rural Settlement
23	The Village of Mordovsky Bely Klyuch	Ermolovsky Rural Settlement
24	The Village of Kargino	Karginsky Rural Settlement
25	The Village of Beklemishevo	Stemassky Rural Settlement
Inzensky District
26	The Village of Valgussy	Valgussky Rural Settlement
27	The Village of Korzhevka	Korzhevsky Rural Settlement
28	The Village of Os’kino	Oskinsky Rural Settlement
29	The Village of Zabalujka	Oskinsky Rural Settlement
30	The Village of Pantsirevka	Oskinsky Rural Settlement
31	The Village of Trusleika	Trusleisky Rural Settlement
32	The Village of Argash	Trusleisky Rural Settlement
33	The Village of Poddubnoye	Cheremushkinsky Rural Settlement
Karsunsky District
34	The Village of Tavolzhanka	Karsunsky Urban Settlement
35	The Village of Krasnopolka	Karsunsky Urban Settlement
36	The Village of Bolshiye Poselki	Bolsheposelkovsky Rural Settlement
37	The Village of Valdivatskoye	Valdivatsky Rural Settlement
38	The Village of Bolshaya Kandrat’	Valdivatsky Rural Settlement
39	The Village of Ust-Uren’	Valdivatsky Rural Settlement
40	The Village of Novoye Pogorelovo	Novopogorelovsky Rural Settlement
41	The Village of Nagaevo	Novopogorelovsky Rural Settlement
42	The Village of Sukhoy Karsun	Novopogorelovsky Rural Settlement
43	The Village of Sosnovka	Sosnovsky Rural Settlement
44	Ureno-Karlinskoye	Ureno-Karlinsky Rural Settlement
45	Tenkovka	Ureno-Karlinsky Rural Settlement
46	Belozerje	Ureno-Karlinsky Rural Settlement
Kuzovatovsky District
47	The Village of Bezvodovka	Bezvodovsky Rural Settlement
48	The Village of Tomylovo	Bezvodovsky Rural Settlement
49	The Village of Studenets	Bezvodovsky Rural Settlement
50	The Village of Volynshchino	Bezvodovsky Rural Settlement
51	The Village of Edelevo	Edelevsky Rural Settlement
52	The Village of Kivat’	Edelevsky Rural Settlement
53	The Village of Koromyslovka	Koromyslovsky Rural Settlement
54	The Village of Baevka	Koromyslovsky Rural Settlement
55	The Village of Smyshlyaevka	Koromyslovsky Rural Settlement
56	The Village of Kuzovatovo	Koromyslovsky Rural Settlement
57	The Village of L. Matyunino	Lesomatyuninsky Rural Settlement
58	The Settlement of Naleika Station	Lesomatyuninsky Rural Settlement
59	The Village of Speshnevka	Speshnevsky Rural Settlement
60	The Village of Pervomaiskoye	Speshnevsky Rural Settlement

61	The Village of Chertanovka	Speshnevsky Rural Settlement
62	The Village of Chirikovo	Speshnevsky Rural Settlement
63	The Village of Stogovka	Speshnevsky Rural Settlement
Mainsky District
64	The Village of Popovka	Ignatovsky Urban Settlement
65	The Village of Zagoskino	Ignatovsky Urban Settlement
66	The Village of Beloye Ozero	Ignatovsky Urban Settlement
67	The Settlement of Rodnikovye Prudy	Ignatovsky Urban Settlement
68	The Village of Berezovka	Mainsky Urban Settlement
69	The Village of Repievka Kolkhoznaya	Mainsky Urban Settlement
70	The Village of Abramovka	Mainsky Urban Settlement
71	The Village of Anenkovo Lesnoye	Annenkovsky Rural Settlement
72	The Settlement of Novoanenkovsky	Annenkovsky Rural Settlement
73	The Settlement of Vyry	Vyrovsky Rural Settlement
74	The Settlement of Gimovo	Gimovsky Rural Settlement
75	The Village of Starye Maklaushi	Staromaklaushinsky Rural Settlement
76	The Village of Novye Maklaushi	Staromaklaushinsky Rural Settlement
77	The Village of Tagai	Tagaisky Rural Settlement
78	The Village of Podlesnoye	Tagaisky Rural Settlement
79	The Village of Kapyshovka	Tagaisky Rural Settlement
80	The Village of Urzhumskoye	Tagaisky Rural Settlement
Melekessky District
81	The Village of V. Melekess	Novomainsky Urban Settlement
82	The Village of Lebyazhie	Lebyazhinsky Rural Settlement
83	The Village of Allagulovo	Lebyazhinsky Rural Settlement
84	The Village of Sabakeevo	Lebyazhinsky Rural Settlement
85	The Village of Eryklinsk	Nikolocheremshansky Rural Settlement
86	The Village of Filippovka	Novoselkinsky Rural Settlement
87	The Village of Alexandrovka	Ryazanovsky Rural Settlement
88	The Settlement of Divny	Ryazanovsky Rural Settlement
89	The Village of St. Sakhcha	Starosakhchinsky Rural Settlement
90	The Village of Tiinsk	Tiinsky Rural Settlement
91	The Village of Lesnaya Khmelevka	Tiinsky Rural Settlement
92	The Village of Russky Melekess	Tiinsky Rural Settlement
93	The Village of Sloboda Vykhodtseva	Tiinsky Rural Settlement
Nikolaevsky District
94	The Village of Baevka	Nikolaevsky Urban Settlement
95	The Village of Baranovka	Baranovsky Rural Settlement
96	The Village of Davydovka	Baranovsky Rural Settlement
97	The Village of Telyatnikovo	Baranovsky Rural Settlement
98	The Village of Golovino	Golovinsky Rural Settlement
99	The Village of Teplovka	Golovinsky Rural Settlement
100	The Village of Dubrovka	Dubrovsky Rural Settlement
101	The Village of Akhmetlei	Nikulinsky Rural Settlement
102	The Village of Tatarsky Saiman	Pospelovsky Rural Settlement
103	The Village of Slavkino	Slavkinsky Rural Settlement
104	The Village of Andreevka	Slavkinsky Rural Settlement
105	The Village of Sukhaya Tereshka	Sukhotereshansky Rural Settlement

Novomalykinsky District
106	The Village of Vysoky Kolok	Vysokokolkovsky Rural Settlement
107	The Village of Elkhovy Kust	Vysokokolkovsky Rural Settlement
108	Yakushka Station	Novomalyklinsky Rural Settlement
109	The Village of Alexandrovka	Novomalyklinsky Rural Settlement
110	The Village of Staraya Tyugalbuga	Novocheremshansky Rural Settlement
111	The Village of Staraya Besovka	Srednesantimirsky Rural Settlement
112	The Village of Sredny Santimir	Srednesantimirsky Rural Settlement
113	The Village of Srednyaya Yakushka	Sredneyakushkinsky Rural Settlement
114	The Village of Verkhnyaya Yakushka	Sredneyakushkinsky Rural Settlement
115	The Village of Nizhnyaya Yakushka	Sredneyakushkinsky Rural Settlement
Novospassky District
116	The Village of Malaya Andreevka	Novospassky Urban Settlement
117	The Village of Surulovka	Novospassky Urban Settlement
118	The Village of Novoye Tomyshovo	Novospassky Urban Settlement
119	The Village of Koptevka	Koptevsky Rural Settlement
120	The Settlement of Krasnoselsk	Krasnoselsky Rural Settlement
121	The Village of Repievka	Krasnoselsky Rural Settlement
122	The Settlement of Krupozavod	Krasnoselsky Rural Settlement
123	The Settlement of Kransy	Krasnoselsky Rural Settlement
124	The Village of Sadovoye	Sadovsky Rural Settlement
125	The Village of Troitsky Sungur	Troitskosungursky Rural Settlement
126	The Settlement of Fabrichnye Vyselki	Fabrichnovyselkovsky Rural Settlement
Pavlovsky District
127	Shalkino	Pavlovsky Urban Settlement
128	Evleika	Pavlovsky Urban Settlement
129	Baklushi	Baklushinsky Rural Settlement
130	Muratovka	Baklushinsky Rural Settlement
131	Stary Picheur	Picheursky Rural Settlement
132	Kholstovka	Kholstovsky Rural Settlement
133	Oktyabrskoye	Kholstovsky Rural Settlement
134	Shakhovskoye	Shakhovsky Rural Settlement
135	Shikovka	Shakhovsky Rural Settlement
136		Shmalaksky Rural Settlement
137	The Village of Tatarsky Shmalak	Shmalaksky Rural Settlement
Radishchevsky District
138	The Village of Adoevshchina	Radishchevsky Urban Settlement
139	The Village of Novaya Dmitrievka	Radishchevsky Urban Settlement
140	The Village of Dmitrievka	Dmitrievsky Rural Settlement
141	The Village of Kalinovka	Kalinovsky Rural Settlement
142	The Settlement of Oktyabrsky	Oktyabrsky Rural Settlement
143	The Village of Verkhnyaya Maza	Oktyabrsky Rural Settlement
144	The Village of Orekhovka	Orekhovsky Rural Settlement
Sengileevsky District
145	The Settlement of Tsemzavod	Sengileevsky Urban Settlement
146	The Village of Elaur	Elaursky Rural Settlement
147	The Village of Russkaya Bektyashka	Elaursky Rural Settlement
148	The Village of Beketovka	Elaursky Rural Settlement

149	The Village of Krotkovo	Elaursky Rural Settlement
150	The Village of Novaya Sloboda	Novoslobodsky Rural Settlement
151	The Village of Aleshkino	Novoslobodsky Rural Settlement
152	The Village of Tushna	Tushninsky Rural Settlement
153	The Village of Ekaterinovka	Tushninsky Rural Settlement
154	The Village of Shilovka	Tushninsky Rural Settlement
155	The Village of Artyushkino	Tushninsky Rural Settlement
Starokulatkinsky District
156	The Village of Chuvashskaya Kulatka	Starokulatkinsky Urban Settlement
157	The Village of S. Zelenovo	Zelenovsky Rural Settlement
158	The Village of S. Mostyak	Mostyaksky Rural Settlement
159	The Village of S. Altash	Staroatlashsky Rural Settlement
160	The Village of Moseevka	Staroatlashsky Rural Settlement
161	The Village of Srednyaya Tereshka	Tereshansky Rural Settlement
162	The Village of Novaya Tereshka	Tereshansky Rural Settlement
Staromainsky District
163	The Village of Zhedyaevka	Zhedyaevsky Rural Settlement
164	The Village of Volostnikovka	Zhedyaevsky Rural Settlement
165	The Village of Bolshaya Kandala	Kandalinsky Rural Settlement
166	The Village of Malaya Kandala	Kandalinsky Rural Settlement
167	The Village of Lesnoye Nikolskoye	Kandalinsky Rural Settlement
168	The Village of Krasnaya Reka	Krasnorechensky Rural Settlement
169	The Village of Novikovka	Krasnorechensky Rural Settlement
170	The Village of Shmelevka	Matveevsky Rural Settlement
171	The Village of Russky Yurtkul’	Matveevsky Rural Settlement
172	The Village of Pribrezhnoye	Pribrezhnensky Rural Settlement
173	The Village of Dm. Pomryaskino	Pribrezhnensky Rural Settlement
174	The Village of Tat. Uraikino	Uraikinsky Rural Settlement
Sursky District
175	Major Estate of Sursky Sovkhoz	Sursky Urban Settlement
176	The Village of Astradamovka	Astradamovsky Rural Settlement
177	The Village of B. Kuvai	Astradamovsky Rural Settlement
178	The Village of Lava	Lavinsky Rural Settlement
179	The Village of Sara	Sarsky Rural Settlement
180	The Village of Baryshskaya Sloboda	Sarsky Rural Settlement
181	The Village of Zhdamirovo	Khmelevsky Rural Settlement
182	The Village of Chebotaevka	Chebotaevsky Rural Settlement
Teren’gulsky District
183	The Village of Baidulino	Teren’gulsky Urban Settlement
184	The Village of Tumkino	Teren’gulsky Urban Settlement
185	The Village of Fedkino	Teren’gulsky Urban Settlement
186	The Village of Sosnovka	Belogorsky Rural Settlement
187	The Village of Bolshaya Borla	Belogorsky Rural Settlement
188	The Village of Zelenets	Krasnoborsky Rural Settlement
189	The Village of Krasnoborsk	Krasnoborsky Rural Settlement
190	The Village of Gavrilovka	Mikhailovsky Rural Settlement
191	The Village of Elshanka	Mikhailovsky Rural Settlement
192	The Village of Skugareevka	Podkurovsky Rural Settlement

193	The Village of Podkurovka	Podkurovsky Rural Settlement
194	The Village of Soldatskaya Tashla	Podkurovsky Rural Settlement
Ulyanovsky District
195	The Village of Salmanovka	Isheevsky Urban Settlement
196	The Village of N. Bedenga	Isheevsky Urban Settlement
197	The Village of Elshanka	Bolsheklyuchishchensky Rural Settlement
198	The Settlement of Okhotnichya	Zelenoroshhchinsky Rural Settlement
199	The Settlement of Krasnoarmeysky	Zelenoroshhchinsky Rural Settlement
200	The Settlement of Timiryazevsky	Timiryazevsky Rural Settlement
201	The Village of N. Uren’	Timiryazevsky Rural Settlement
202	The Settlement of Novaya Biryuchovka	Timiryazevsky Rural Settlement
203	The Village of Shumovka	Timiryazevsky Rural Settlement
204	The Village of Vyshki	Undorovsky Rural Settlement
Tsilninsky District
205	The Village of Arbuzovka	Tsilninsky Urban Settlement
206	The Village of Starye Algashi	Algashinsky Rural Settlement
207	The Village of Bogdashkino	Algashinsky Rural Settlement
208	The Village of Novye Algashi	Algashinsky Rural Settlement
209	The Village of Stepnoye Annenkovo	Algashinsky Rural Settlement
210	The Village of Krestnikovo	Bolshenagatkinsky Rural Settlement
211	The Village of Novye Timersyany	Bolshenagatkinsky Rural Settlement
212	The Village of Stepnaya Repievka	Bolshenagatkinsky Rural Settlement
213	The Village of Elkhovoye Ozero	Elkhovoozerskoye Rural Settlement
214	The Village of Kundyukovka	Elkhovoozerskoye Rural Settlement
215	The Village of Mokraya Bugurna	Mokrobugurninsky Rural Settlement
216	The Village of Pokrovskoye	Mokrobugurninsky Rural Settlement
217	The Village of Novoye Nikulino	Novonikulinsky Rural Settlement
218	The Village of Karabaevka	Novonikulinsky Rural Settlement
219	The Village of Nizhniye Timersyany	Timersyansky Rural Settlement
220	The Village of Verkhniye Timersyany	Timersyansky Rural Settlement
221	The Village of Sredniye Timersyany	Timersyansky Rural Settlement
Cherdaklinsky District
222	The Settlement of Pervomaisky	Oktyabrsky Rural Settlement
223	The Settlement of Pyatisotenny	Oktyabrsky Rural Settlement
224	The Village of Enganaevo	Cherdaklinsky Urban Settlement
225	The Village of Novy Bely Yar	Beloyarsky Rural Settlement
226	The Village of Sukhodol	Beloyarsky Rural Settlement
227	The Village of Stary Bely Yar	Beloyarsky Rural Settlement
228	The Village of Staroye Eremkino	Bryandinsky Rural Settlement
229	The Village of Urazgildino	Kalmayursky Rural Settlement
230	The Village of Andreevka	Kalmayursky Rural Settlement
231	The Village of Tat. Kalmayur	Kalmayursky Rural Settlement
232	The Village of Popovka	Kalmayursky Rural Settlement
233	The Settlement of Kolkhozny	Krasnoyarsky Rural Settlement
234	The Village of Krasny Yar	Krasnoyarsky Rural Settlement
235	The Village of Krestovo-Gorodishche	Krestovogorodishchensky Rural Settlement
236	The Village of Arkhangeslkoye	Mirnovsky Rural Settlement

237	The Village of Ozerki	Ozersky Rural Settlement
238	The Village of Malaevka	Ozersky Rural Settlement

7.3.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Ulyanovsk Region’s settlements on or prior to November 06, 2013.

No.	Settlement	Municipal Entity
1	The Settlement of Kriushi	Urban District The Town of Novoulyanovsk
Bazarnosyzgansky District
2	Workers’ Settlement of Bazarny Syzgan	Bazarnosyzgansky Urban Settlement
Baryshsky District
3	Workers’ Settlement of Zhadovka	Zhadovsky Urban Settlement
4	Workers’ Settlement of Izmailovo	Izmailovsky Urban Settlement
5	Workers’ Settlement n.a. V.I. Lenin	Leninsky Urban Settlement
6	Workers’ Settlement of Starotimoshkino	Starotimoshkinsky Urban Settlement
Veshkaimsky District
7	Workers’ Settlement of Veshkaima	Veshkaimsky Urban Settlement
8	Workers’ Settlement of Chufarovo	Chufarovsky Urban Settlement
Inzemsky District
9	Workers’ Settlement of Glotovka	Glotovsky Urban Settlement
Karsunsky District
10	Workers’ Settlement of Karsun	Karsunsky Urban Settlement
11	Workers’ Settlement of Yazykovo	Yazykovsky Urban Settlement
Kuzovatovsky District
12	Workers’ Settlement of Kuzovatovo	Kuzovatovsky Urban Settlement
Mainsky District
13	Workers’ Settlement of Ignatovka	Ignatovsky Urban Settlement
14	Workers’ Settlement of Maina	Mainsky Urban Settlement
Melekessky District
15	Workers’ Settlement of Mullovka	Mullovsky Urban Settlement
16	Workers’ Settlement of Novaya Maina	Novomainsky Urban Settlement
17	The Village of Nikolskoye	Nikolocheremshansky Rural Settlement
18	The Settlement of Novoselki	Novoselkinsky Rural Settlement
19	The Village of Ryazanovo	Ryazanovsky Rural Settlement
Nikolaevsky District
20	Workers’ Settlement of Nikolaevka	Nikolaevsky Urban Settlement
21	The Village of Kanadei	Kanadeisky Rural Settlement
22	The Village of Bolshoi Chirkley	Nikulinsky Rural Settlement
Novomalykinsky District
23	The Village of Novaya Malykla	Novomalykinsky Rural Settlement
24	The Village of Novocheremshansk	Novocheremshansky Rural Settlement
Pavlovsky District
25	Workers’ Settlement of Pavlovka	Pavlovsky Urban Settlement

Radishchevsky District
26	Workers’ Settlement of Radishchevo	Radishchevsky Urban Settlement
Sengileevsky District
27	The Settlement of Krasny Gulai	Krasnogulyaevsky Urban Settlement
28	The City of Sengley	Sengileevsky Urban Settlement
29	The Settlement of Silikatny	Silikatnensky Urban Settlement
Starokulatkinsky District
30	Workers’ Settlement of Staraya Kulatka	Starokulatkinsky Urban Settlement
Staromaisky District
31	Workers’ Settlement of Staraya Maina	Staromaisky Urban Settlement
Sursky District
32	Workers’ Settlement of Surskoye	Sursky Urban Settlement
Teren’gulsky District
33	Workers’ Settlement of Teren’ga	Teren’gulsky Urban Settlement
34	The Village of Yasashnaya Tashla	Yasashnotashlinsky Rural Settlement
Ulyanovsky District
35	The Village of B. Klyuchishchi	Bolsheklyuchishchensky Rural Settlement
36	The Settlement of Zelenaya Roshcha	Zelenoroshchinsky Rural Settlement
37	The Village of Tetyushskoye	Tetyushsky Rural Settlement
38	The Village of Undory	Undorovsky Rural Settlement
Tsilninsky District
39	Workers’ Settlement of Tsilna	Tsilninsky Urban Settlement
40	The Village of Bolshoye Nagatkino	Bolshenagatkinsky Rural Settlement
Chardaklinsky District
41	The Settlement of Oktyabrsky	Oktyabrsky Rural Settlement
42	The Settlement of Mirny	Mirnovsky Rural Settlement

7.4.                      The Licensee shall be obliged to ensure the provision of mobile radiophone communication services in the territory of the Ulyanovsk Region’s settlements on or prior to November 06, 2013

No.	Settlement	Municipal Entity
1	The City of Novoulyanovsk	Urban District The Town of Novoulyanovsk
Baryshsky District
2	The City of Barysh	Baryshsky Urban Settlement
Inzensky District
3	The City of Inza	Inzensky Urban Settlement
Novospassky District
4	Workers’ Settlement of Novospasky	Novospassky Urban Settlement
Ulyanovsky District
5	Workers’ Settlement of Isheevka	Isheevsky Urban Settlement
Chardaklinsky District
6	Workers’ Settlement of Cherdakly	Chardaklinsky Urban Settlement

7.5                         Dynamics of rolling out the Licensee’s mobile radiophone communication network, based on electronic facilities in GSM 900 MHz band by year:

Network establishment period calculated from the date of making decision on the issue of licence	Number of base stations (at least)
2nd year	158
2 years and 6 months	221
3rd year	262
3 years and 6 months	272
Base stations, total:	272

8.                          The Licensee shall adhere to the conditions, as established at the moment of allocation of frequencies and assignment of a radio frequency or radio frequency channel, in the process of provision of services under this Licence.

9.                          The Licensee shall have available a system to manage own communication network that should conform to the standards applied to communication network management systems, as prescribed by the federal executive body acting in the communication field.

10.                    The Licensee shall be obliged to implement the requirements for networks and means of communication regarding the performance of investigative work, as prescribed by the federal executive body and approved by authorized state bodies which conduct investigative activities, and to take measures to prevent the disclosure of organizational or tactical techniques of conducting of the above.

11.                    The Licensee shall be obliged to provide information on the basis on which mandatory allocations (non-tax payments) to the universal service reserve shall be calculated, in the manner and form, as prescribed by the federal executive body acting in the communication field.

* The provision of services stipulated by this Licence can entail provisioning other services which are technically integrated into mobile radiophone services and are aimed at improvement of their customer value, provided no additional licence is required for this purpose.

Head
of Department of Permitting Activities
in the Sphere of Communications	Stamp here	V.N. Ugryumova

(round seal of the Federal Service for Supervision in the Sphere of Communications, Information Technologies and Mass Communications)